Details of Significant Accounts - Financial liabilities at FV, schedule of amounts recognized in profit or loss and OCI in relation to financial liabilities at fair value through profit or loss (Details) - USD ($)
$ in Thousands
6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Warrant liabilities
Disclosure of financial liabilities [line items]
Net losses recognized in profit or loss, financial liabilities designated as at fair value through profit or loss	$ 46	$ (244)